Dividends	6 Months Ended
Jun. 30, 2019
Interim Financial Reporting [Abstract]
Dividends
Dividends
Dividends payable
BP today announced an interim dividend of 10.25 cents per ordinary share which is expected to be paid on 20 September 2019 to ordinary shareholders and American Depositary Share (ADS) holders on the register on 9 August 2019. The corresponding amount in sterling is due to be announced on 10 September 2019, calculated based on the average of the market exchange rates for the four dealing days commencing on 4 September 2019. Holders of ADSs are expected to receive $0.615 per ADS (less applicable fees). A scrip dividend alternative is available, allowing shareholders to elect to receive their dividend in the form of new ordinary shares and ADS holders in the form of new ADSs. Details of the second quarter dividend and timetable are available at bp.com/dividends and details of the scrip dividend programme are available at bp.com/scrip.

	Second	Second	First	First
	quarter	quarter	half	half
	2019	2018	2019	2018
Dividends paid per ordinary share
cents	10.250	10.000	20.500	20.000
pence	8.066	7.444	15.804	14.613
Dividends paid per ADS (cents)	61.50	60.00	123.00	120.00
Scrip dividends
Number of shares issued (millions)	46.3	34.5	136.4	57.9
Value of shares issued ($ million)	318	266	947	421